                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  FEBRUARY 1998
                             PAYMENT March 16, 1998
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                              CUSIP# 393534AC6
                                              Trust Account # 33-34309-0
                                              Distribution Date: March 16, 1998

SECURITIZED NET INTEREST MARGIN                                 PER $1,000
CERTIFICATES                                                     ORIGINAL
-------------------------------                                 ----------
1.  Amount Available                      3,421,057.42

Interest

2.  Aggregate Interest                    1,083,379.77         3.51746679

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                      1,083,379.77

Principal

6.  Current month's principal
    distribution                          2,337,677.65         7.58986250

7.  Remaining outstanding principal
    balance                             176,980,352.87        574.6115353
    Pool Factor                              .57461154

8.  Present value of the projected
    remaining aggregate cashflows
    of the Finance I Assets and
    the Residual Assets, as of the
    immediately preceding
    Distribution Date                   541,243,609.12**

9.  Aggregate amount on deposit
    in reserve fund                       7,500,000.00

10. Subordinated Certificateholder
    payment (interest earnings on
    Reserve Fund, pursuant to
    Section 5.8)                             16,980.18

11. Aggregate principal balance of
    loans refinanced by Green Tree
    Financial                             9,286,118.07

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  FEBRUARY 1998
                             PAYMENT March 16, 1998
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                              CUSIP# 393534AC6
                                              Trust Account # 33-34309-0
                                              Distribution Date:March 16, 1998






12.  Weighted average CPR                        13.76%

13.  Weighted average CDR                         3.83%

14.  Annualized net loss percentage               1.89%

15.  Delinquency    30-59 day                     1.19%
                    60-89 day                      .44%
                    90+ day                        .97%
                    Total 30+                     2.60%




First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization as of 2/15/98.

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  FEBRUARY 1998
                             PAYMENT March 16, 1998

                                             FEE ASSETS
                      ----------------------------------------------------
                      GUARANTEE               INSIDE           FEE ASSET
                        FEES                   REFI              TOTAL
                      ----------            ---------          -----------
GTFC 1994-5           282,882.81            53,176.33           336,059.14
GTFC 1994-6           124,794.74            67,399.77           192,194.51
GTFC 1994-7           213,443.29            39,364.06           252,807.35
GTFC 1994-8             1,723.66            85,329.75            87,053.41
GTFC 1995-1            44,942.51            85,112.70           130,055.21
GTFC 1995-2                  .00                  .00                  .00
GTFC 1995-3            65,101.16           205,335.82           270,436.98
GTFC 1995-4           190,845.68           112,191.73           303,037.41
GTFC 1995-5                 0.00                  .00                  .00
                      -----------          -----------        ------------
                      923,733.85           647,910.16         1,571,644.01


Total amount of Guarantee Fees and Inside
Refinance Payments                                            1,571,644.01
Subordinated Servicing Fees                                   1,019,153.05

Payment on Finance 1 Note                                     2,590,797.06

Allocable to Interest (current)                                 800,973.63

Allocable to accrued but unpaid Interest                               .00

Accrued and unpaid Trustee Fees                                        .00

Allocable to Principal                                        1,789,823.43

Finance 1 Note Principal Balance                            130,785,123.05

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  FEBRUARY 1998
                             PAYMENT March 16, 1998



                                                 INSIDE
                        RESIDUAL                  REFI                TOTAL
                       ----------             ----------            ----------
GTFC 1994-5                   .00                    .00             .00
GTFC 1994-6                   .00                    .00                   .00
GTFC 1994-7                   .00                    .00                   .00
GTFC 1994-8                   .00                    .00                   .00
GTFC 1995-1                   .00                    .00                   .00
GTFC 1995-2            101,352.33              77,715.85            179,068.18
GTFC 1995-3                   .00                    .00                   .00
GTFC 1995-4                   .00                    .00                   .00
GTFC 1995-5            553,879.72              97,312.46            651,192.18
           -------------------------------------------------------------------
                       655,232.05             175,028.31            830,260.36


Total Residual and Inside Refinance Payments                        830,260.36